UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

KNOW LABS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-30262	90-0273142
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Union Street, Suite 810

Seattle, Washington 98101

(Address of principal executive office)

(206) 903-1351

(Registrant’s telephone number, including area code)

not applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Amendment of Certificate of Incorporation

On October 15, 2021 the Company received 30,853,443 affirmative votes from shareholders (“Shareholder”) of Know Labs, Inc. (“Know Labs” or the “Company”), approving an amendment to the Company’s Articles of Incorporation increasing the number of authorized common shares from 100 million to 200 million shares. The Board of Directors of the Company unanimously approved the action on August 12, 2021.

On December 6, 2021, the Company filed and received approval from the State of Nevada for a Certificate of Amendment to the Articles of Incorporation related to the increase in the number of authorized common shares.

A copy of the Certificate of Amendment of Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Amended and Restated Bylaws

On August 12, 2021, the Board unanimously approved the Second Amended and Restated Bylaws, subject to approval by the Shareholder, and directed that the proposal to authorize and approve the Second Amended and Restated Bylaws be submitted to our stockholders for their approval at the 2021 Annual Meeting.

The Board believes that the Amended and Restated Bylaws improve the corporate governance of the Company by providing bylaws more appropriate for a publicly reporting company, and will assist the Company in attracting and retaining officers and directors who will contribute to the Company’s ability to provide stockholders with increased value.

On October 15, 2021, the Company received 24,072,248 affirmative votes from Shareholder of Know Labs, approving the Second Amended and Restated Bylaws effective October 15, 2021.

A copy of the Second Amended and Restated Bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits –

Exhibit No.	Description

3.1	Certificate of Amendment to Articles of Incorporation for Know Labs, Inc. dated December 6, 2021 (filed herewith)

3.2	Second Amended and Restated Bylaws, dated October 15, 2021 (filed herewith)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant: KNOW LABS, INC.

December 7, 2021	By:	/s/ Ronald P. Erickson
Ronald P. Erickson
Chairman of the Board

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